EXHIBIT B




                  AMENDED AND RESTATED SECURITY AGREEMENT



         AMENDED  AND  RESTATED  SECURITY AGREEMENT  dated  as  of

September  20,  1996  between  ANNTAYLOR  GLOBAL  SOURCING,  INC.

(formerly  known as CAT US, Inc.), a Delaware corporation  having

an  office  at  142 West 57th Street, New York,  NY   10019  (the

"Company")  and  THE  HONGKONG AND SHANGHAI  BANKING  CORPORATION
 -------
LIMITED,  a  foreign banking corporation acting through  its  New

York Branch (the "Bank").
                  ----


                     W I T N E S S E T H :


         WHEREAS,  the Company has provided a collateral  security

interest  to  the  Bank under a General Security Agreement  dated

August 4, 1995 (the "Original Agreement");
                     ------------------


         WHEREAS,  the  Company has requested  that  the  Original

Agreement be restated in its entirety to reflect the amendment of certain provisions thereof; and



         WHEREAS,  the  Company and the Bank  are  parties  to  an

Amended  and Restated Credit Agreement dated as of September  20,

1996  (as  modified and supplemented and in effect from  time  to time,  the  "Credit Agreement"), providing, subject to the  terms
             ----------------
and  conditions  thereof, for extensions of  credit  (by  issuing letters of credit and making loans) to be made by the Bank to the

Company  in  an aggregate face or principal amount not  exceeding

$40,000,000.



         NOW,  THEREFORE,  to induce the Bank to  enter  into  the

Credit  Agreement, and for other good and valuable consideration,

the receipt and sufficiency of which are hereby acknowledged, the

Company  has agreed to continue to pledge and to grant a security interest  in the Collateral (as hereinafter defined) as  security

for   the   Secured   Obligations   (as   hereinafter   defined).

Accordingly, the parties hereto agree that the Original Agreement is hereby amended and restated in its entirety as follows:


         Section 1.     Definitions.  Terms defined in the Credit  Agreement
                        -----------
are used herein as defined therein.  In addition, as used herein:


         "Accounts"  shall  have the meaning  ascribed  thereto  in
          --------
Section 3(d) hereof.


         "Collateral"  shall have the meaning ascribed  thereto  in
          ----------
Section 3 hereof.


         "Documents"  shall  have the meaning ascribed  thereto  in
          ---------
Section 3(i) hereof.


         "Equipment"  shall  have the meaning ascribed  thereto  in
          ---------
Section 3(g) hereof.


===========================================================================

         "Instruments" shall have the meaning ascribed  thereto  in
          -----------
Section 3(e) hereof.


         "Inventory"  shall  have the meaning ascribed  thereto  in
          ---------
Section 3(f) hereof.


         "Issuers"   shall  mean,  collectively,  the   respective
          -------
corporations  identified in Annex 1 hereto  under  the  caption

"Issuers".
 -------

         "Pledged Stock" shall have the meaning ascribed thereto in
          -------------
Section 3(a) hereof.


         "Secured  Obligations" shall mean, collectively,  (a)  the
          --------------------
principal  of  and interest on the Loans made by the  Bank  to,

and  the  Note held by the Bank of, the Company, and all  other amounts  from  time to time owing to the Bank  by  the  Company under the Credit Agreement or the Note, (b) all obligations  of the  Company to the Bank hereunder, and (c) all obligations  of the  Company  under any other Credit Document to  which  it  is party.


         "Stock Collateral" shall mean, collectively, the
          ----------------
Collateral  described in clauses (a) through (c) of  Section  3 hereof  and  the proceeds of and to any such property  and,  to the  extent related to any such property or such proceeds,  all books,  correspondence,  credit files,  records,  invoices  and other papers.


         "Uniform Commercial Code"  shall  mean   the   Uniform
          -----------------------
Commercial  Code  as in effect in the State of  New  York  from time to time.


         Section 2.     Representations and Warranties.    The   Company
                        ------------------------------
represents and warrants to the Bank that:


         (a)  the  Company  is  the sole beneficial  owner  of  the

Collateral  and  no  Lien  exists  or  will  exist   upon   any

Collateral  at  any  time  (and,  with  respect  to  the  Stock

Collateral,  no right or option to acquire the same  exists  in favor  of  any other Person), except for Liens permitted  under

Section 8.06 of the Credit Agreement and except for the  pledge and  security interest in favor of the Bank created or provided for  herein  which pledge and security interest  constitutes  a first  priority perfected pledge and security interest  in  and to all of the Collateral;


         (b)  the  Pledged  Stock  evidenced  by  the  certificates identified  in  Annex 1 hereto is, and all other Pledged  Stock will  be,  duly  authorized, validly  issued,  fully  paid  and nonassessable  and none of such Pledged Stock  is  or  will  be subject  to  any  contractual restriction, or  any  restriction under the charter or by-laws of the respective Issuers of  such

Pledged  Stock, upon the transfer of such Pledged Stock (except for  any  such  restriction contained herein or in  the  Credit

Agreement);


===========================================================================

         (c)  the  Pledged  Stock  evidenced  by  the  certificates

identified   in  Annex  1  hereto  constitutes  the   indicated

percentage  of  the  total  issued and  outstanding  shares  of capital  stock  of any class of the Issuers beneficially  owned by  the  Company on the date hereof (whether or not  registered in  the  name  of  the  Company) and  said  Annex  1  correctly identifies,  as at the date hereof, the respective  Issuers  of such  Pledged Stock, the respective class and par value of  the shares  comprising such Pledged Stock and the respective number of  shares  (and  registered owner thereof) evidenced  by  each such certificate; and


         (d)  any goods now or hereafter produced by the Company or any  of  its Subsidiaries included in the Collateral have  been and  will  be  produced in compliance with the requirements  of the Fair Labor Standards Act, as amended.


         Section 3.     Collateral.  As collateral security for  the  prompt
                        ----------
payment  in  full  when  due  (whether  at  stated  maturity,  by acceleration  or  otherwise)  of  the  Secured  Obligations,  the

Company  hereby  continues to pledge and  grant  to  the  Bank  a security  interest  in  all  of the Company's  right,  title  and interest  in  the following property, whether now  owned  by  the

Company  or  hereafter  acquired  and  whether  now  existing  or hereafter coming into existence, and wherever located (all  being collectively referred to herein as "Collateral"):
                                    ----------

         (a)  the  respective shares of common/preferred  stock  of the  Issuers evidenced by the certificates identified in  Annex

1  hereto  and  all other shares of capital stock  of  whatever class  of  the Issuers, now or hereafter owned by the  Company,

together  with  in  each case the certificates  evidencing  the same (collectively, the "Pledged Stock");
                         -------------

         (b)  all   shares,   securities,   moneys   or   property

representing  a  dividend  on any  of  the  Pledged  Stock,  or representing  a distribution or return of capital  upon  or  in respect  of  the Pledged Stock, or resulting from  a  split-up,

revision, reclassification or other like change of the  Pledged

Stock  or  otherwise  received in exchange  therefor,  and  any subscription warrants, rights or options issued to the  holders of, or otherwise in respect of, the Pledged Stock;


         (c)  without  affecting the  obligations  of  the  Company under  any provision prohibiting such action hereunder or under the  Credit  Agreement, in the event of  any  consolidation  or merger  in  which any Issuer is not the surviving  corporation,

all  shares of each class of the capital stock of the successor corporation  (unless such successor corporation is the  Company itself)  formed  by  or  resulting from such  consolidation  or merger;

         (d)  all accounts and general intangibles (each as defined in  the  Uniform  Commercial Code) of the Company  constituting any  right to the payment of money, including (but not  limited

to)  all moneys due and to become due to the Company in respect of  any  loans or advances for the purchase price of  Inventory or  Equipment  or  other goods sold or leased or  for  services


========================================================================


rendered,  all  moneys due and to become  due  to  the  Company under  any  guarantee (including a letter  of  credit)  of  the purchase  price of Inventory or Equipment sold by  the  Company and  all  tax  refunds (such accounts, general intangibles  and moneys  due  and to become due being herein called collectively

"Accounts");
 --------

         (e)  all  instruments, chattel paper or letters of  credit

(each  as  defined  in  the  Uniform Commercial  Code)  of  the

Company  evidencing, representing, arising from or existing  in respect  of, relating to, securing or otherwise supporting  the payment  of,  any of the Accounts, including (but  not  limited

to)  promissory  notes,  drafts, bills of  exchange  and  trade acceptances (herein collectively called "Instruments");
                                         -----------

         (f)  all  inventory (as defined in the Uniform  Commercial

Code)  of  the  Company, all goods obtained by the  Company  in

exchange  for  such  inventory,  and  any  products   made   or

processed  from  such inventory including  all  substances,  if

any, commingled   therewith   or   added   thereto   (herein

collectively called "Inventory");
                     ---------

         (g)  all  equipment (as defined in the Uniform  Commercial

Code) of the Company (herein collectively called "Equipment");
                                                  ---------

         (h)  each  contract  and other agreement  of  the  Company relating  to  the  sale or other disposition  of  Inventory  or

Equipment;


         (i)  all  documents  of title (as defined in  the  Uniform

Commercial  Code)  or other receipts of the  Company  covering,

evidencing  or  representing  Inventory  or  Equipment  (herein collectively called "Documents");
                     ---------

         (j)  all  rights,  claims  and  benefits  of  the  Company

against  any  Person  arising  out  of,  relating  to   or   in

connection  with  Inventory  or  Equipment  purchased  by   the

Company,  including,  without  limitation,  any  such   rights,

claims  or  benefits against any Person storing or transporting such Inventory or Equipment; and


         (k)  all  other  tangible or intangible  property  of  the

Company,  including, without limitation, all proceeds, products and  accessions  of and to any of the property of  the  Company described  in clauses (a) through (j) above in this  Section  3

(including,  without  limitation,  any  proceeds  of  insurance thereon),  and, to the extent related to any property described in  said clauses or such proceeds, products and accessions, all books,  correspondence,  credit files,  records,  invoices  and other  papers,  including without limitation all tapes,  cards,

computer  runs and other papers and documents in the possession or  under the control of the Company or any computer bureau  or service company from time to time acting for the Company.


===========================================================================
         Section 4.     Further Assurances; Remedies.  In furtherance of the
                        ----------------------------
grant  of the pledge and security interest pursuant to Section  3 hereof, the Company hereby agrees with the Bank as follows:


         4.01      Delivery and Other Perfection.  The Company shall:
                   -----------------------------

         (a)  if  any  of  the above-described shares,  securities,

monies or property required to be pledged by the Company  under clauses  (a), (b) and (c) of Section 3 hereof are  received  by the  Company, forthwith either (x) transfer and deliver to  the

Bank  such  shares  or securities so received  by  the  Company

(together  with  the  certificates  for  any  such  shares  and securities  duly  endorsed in blank or accompanied  by  undated stock  powers  duly executed in blank) all of which  thereafter shall  be  held  by  the Bank, pursuant to the  terms  of  this

Agreement,  as  part of the Collateral or (y) take  such  other action as the Bank shall deem necessary or appropriate to  duly record  the  Lien created hereunder in such shares, securities,

monies  or  property referred to in said clauses (a),  (b)  and

(c);


         (b)  deliver  and  pledge  to  the  Bank  any   and   all

Instruments,  endorsed and/or accompanied by  such  instruments of  assignment and transfer in such form and substance  as  the

Bank  may  request; provided, that so long as no Default  shall have  occurred  and be continuing, the Company may  retain  for collection  in the ordinary course any Instruments received  by it  in  the  ordinary course of business and  the  Bank  shall,

promptly   upon  request  of  the  Company,  make   appropriate

arrangements  for making any other Instrument  pledged  by  the

Company  available  to  it  for  purposes   of   presentation,

collection or renewal (any such arrangement to be effected,  to the  extent  deemed  appropriate by  the  Bank,  against  trust receipt or like document);


         (c)  give,  execute,  deliver,  file  and/or  record  any

financing  statement, notice, instrument,  document,  agreement or  other  papers  that may be necessary or desirable  (in  the judgment  of the Bank) to create, preserve, perfect or validate any  security interest granted pursuant hereto or to enable the

Bank  to exercise and enforce its rights hereunder with respect to  such  security  interest,  including,  without  limitation,

causing  any  or all of the Stock Collateral to be  transferred of  record  into the name of the Bank or its nominee  (and  the

Bank  agrees  that if any Stock Collateral is transferred  into its  name  or the name of its nominee, the Bank will thereafter promptly  give  to  the  Company  copies  of  any  notices  and communications  received  by  it  with  respect  to  the  Stock

Collateral),  provided  that  notices  to  account  debtors  in respect of any Accounts or Instruments shall be subject to  the provisions of clause (g) below;


         (d)  upon  the  acquisition after the date hereof  by  the

Company  of any Equipment covered by a certificate of title  or ownership,  cause  the Bank to be listed as the  lienholder  on


=======================================================================


such   certificate  of  title  and  within  120  days  of   the

acquisition thereof deliver evidence of the same to the Bank;


         (e)  keep full and accurate books and records relating  to the  Collateral,  and stamp or otherwise mark  such  books  and records  in  such manner as the Bank may reasonably require  in order  to  reflect  the  security  interests  granted  by  this

Agreement;


         (f)  permit  representatives of the Bank, upon  reasonable notice,  at  any time during normal business hours  to  inspect and  make  abstracts from its books and records  pertaining  to the  Collateral, and permit representatives of the Bank  to  be present  at  the Company's place of business to receive  copies

of   all   communications  and  remittances  relating  to   the

Collateral,   and   forward   copies   of   any   notices    or

communications  by the Company with respect to the  Collateral,

all in such manner as the Bank may require; and


         (g)  upon the occurrence and during the continuance of any

Default,  upon  request of the Bank, promptly notify  (and  the

Company  hereby authorizes the Bank so to notify) each  account debtor  in  respect  of any Accounts or Instruments  that  such

Collateral  has been assigned to the Bank hereunder,  and  that

any   payments  due  or  to  become  due  in  respect  of  such

Collateral are to be made directly to the Bank.



         4.02      Other Financing Statements and Liens.  Without  the
                   ------------------------------------
prior written consent of the Bank, the Company shall not file  or suffer to be on file, or authorize or permit to be filed or to be on  file,  in any jurisdiction, any financing statement  or  like instrument  with respect to the Collateral in which the  Bank  is not named as the sole secured party.


         4.03      Preservation  of  Rights.  The  Bank  shall  not  be
                   ------------------------
required  to take steps necessary to preserve any rights  against prior parties to any of the Collateral.


         4.04      Special Provisions Relating to Stock Collateral.
                   -----------------------------------------------

         (a)  The  Company  will  cause  the  Stock  Collateral  to constitute  at all times the percentage indicated  on  Annex  1 hereto  of the total number of shares of each class of  capital stock of each Issuer then outstanding.


         (b)  So  long  as no Event of Default shall have  occurred and  be  continuing,  the  Company  shall  have  the  right  to exercise  all voting, consensual and other powers of  ownership pertaining  to  the  Stock  Collateral  for  all  purposes  not inconsistent  with  the  terms of this  Agreement,  the  Credit

Agreement,  the  Notes  or  any other instrument  or  agreement referred  to  herein  or  therein, provided  that  the  Company agrees  that  it  will  not vote the Stock  Collateral  in  any manner  that is inconsistent with the terms of this  Agreement,


===========================================================================


the  Credit  Agreement, the Notes or any such other  instrument or  agreement;  and the Bank shall execute and deliver  to  the

Company  or  cause to be executed and delivered to the  Company all  such  proxies,  powers  of attorney,  dividend  and  other orders,  and  all  such instruments, without recourse,  as  the

Company may reasonably request for the purpose of enabling  the

Company  to exercise the rights and powers which it is entitled to exercise pursuant to this Section 4.04(b).


         (c)  Unless and until an Event of Default has occurred and is  continuing,  the Company shall be entitled to  receive  and retain  any dividends on the Stock Collateral paid in cash  out of earned surplus.


         (d)  If any Event of Default shall have occurred, then  so long  as  such Event of Default shall continue, and whether  or not  the  Bank  or  any Bank exercises any available  right  to declare  any  Secured Obligation due and payable  or  seeks  or pursues  any  other  relief or remedy  available  to  it  under applicable  law or under this Agreement, the Credit  Agreement,

the  Notes  or  any other agreement relating  to  such  Secured

Obligation, all dividends and other distributions on the  Stock

Collateral  shall be paid directly to the Bank and retained  by it  as  part of the Stock Collateral, subject to the  terms  of this  Agreement, and, if the Bank shall so request in  writing,

the   Company  agrees  to  execute  and  deliver  to  the  Bank

appropriate additional dividend, distribution and other  orders and  documents  to  that end, provided that if  such  Event  of

Default   is   cured,   any  such  dividend   or   distribution

theretofore  paid  to  the  Bank shall,  upon  request  of  the

Company  (except  to  the  extent theretofore  applied  to  the

Secured Obligations) be returned by the Bank to the Company.


         4.05      Events  of  Default, etc.  During the period  during
                   -------------------------
which an Event of Default shall have occurred and be continuing:


                   (i)  the  Company shall, at the request  of  the

         Bank,  assemble the Collateral owned by it at  such  place or  places, reasonably convenient to both the Bank and the

         Company, designated in its request;


                   (ii)      the Bank may make any reasonable compromise

         or  settlement deemed desirable with respect to any of the

         Collateral  and  may extend the time of  payment,  arrange for  payment  in  installments, or  otherwise  modify  the terms of, any of the Collateral;


                   (iii)     the  Bank shall have all of the rights  and

         remedies  with  respect  to the Collateral  of  a  secured party  under the Uniform Commercial Code (whether  or  not said  Code  is  in  effect in the jurisdiction  where  the rights  and  remedies  are asserted) and  such  additional rights  and remedies to which a secured party is  entitled


==========================================================================

         under  the  laws in effect in any jurisdiction  where  any rights  and remedies hereunder may be asserted, including,

         without  limitation,  the right,  to  the  maximum  extent permitted  by law, to exercise all voting, consensual  and other powers of ownership pertaining to the Collateral  as if  the Bank were the sole and absolute owner thereof (and the  Company  agrees to take all such  action  as  may  be appropriate to give effect to such right);


                   (iv)      the Bank in its discretion may, in its name

         or  in  the name of the Company or otherwise, demand,  sue for,  collect or receive any money or property at any time payable  or  receivable on account of or in  exchange  for any  of  the  Collateral, but shall be under no obligation to do so; and


                   (v)       the  Bank may, upon 10 Business Days' prior

         written notice to the Company of the time and place,  with respect to the Collateral or any part thereof which  shall then  be  or  shall thereafter come into  the  possession,

         custody  or  control of the Bank, or any  of  its  agents,

         sell, lease, assign or otherwise dispose of all or any  of such  Collateral,  at such place or  places  as  the  Bank deems  best,  and  for  cash or on credit  or  for  future delivery  (without thereby assuming any credit  risk),  at public  or private sale, without demand of performance  or notice of intention to effect any such disposition  or  of time  or  place thereof (except such notice as is required above  or by applicable statute and cannot be waived)  and the  Bank  or  anyone  else may be the purchaser,  lessee,

         assignee  or recipient of any or all of the Collateral  so disposed  of  at  any  public  sale  (or,  to  the  extent permitted  by  law, at any private sale),  and  thereafter hold the same absolutely, free from any claim or right  of

         whatsoever  kind,  including  any  right  or   equity   of

         redemption  (statutory or otherwise), of the Company,  any such  demand,  notice  or right and  equity  being  hereby expressly  waived  and released.  The  Bank  may,  without notice or publication, adjourn any public or private  sale or  cause  the same to be adjourned from time to  time  by announcement  at the time and place fixed  for  the  sale,

         and  such  sale may be made at any time or place to  which the same may be so adjourned.



The  proceeds of each collection, sale or other disposition under this  Section  4.05 shall be applied in accordance  with  Section

4.09 hereof.



         The  Company  recognizes  that,  by  reason  of  certain

prohibitions contained in the Securities Act of 1933, as amended,

and  applicable state securities laws, the Bank may be compelled,

with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things,  to acquire the Collateral for their own account, for investment  and

not  with  a  view  to the distribution or resale  thereof.   The

Company acknowledges that any such private sales may be at prices and  on  terms  less favorable to the Bank than those  obtainable

through   a   public   sale  without  such   restrictions,   and,

notwithstanding such circumstances, agrees that any such  private sale  shall  be  deemed  to  have been  made  in  a  commercially reasonable  manner and that the Bank shall have no obligation  to engage in public sales and no obligation to delay the sale of any

Collateral  for  the  period  of time  necessary  to  permit  the respective Issuer thereof to register it for public sale.



         4.06      Deficiency.  If the proceeds of sale, collection  or
                   ----------
other  realization of or upon the Collateral pursuant to  Section

4.05  hereof are insufficient to cover the costs and expenses  of

such   realization  and  the  payment  in  full  of  the  Secured

Obligations, the Company shall remain liable for any deficiency.


         4.07      Removals, etc.   Without at  least  30  days  prior
                   -------------
written  notice to the Bank, the Company shall not  (i)  maintain any of its books or records with respect to the Collateral at any office  or  maintain its chief executive office or its  principal place  of  business  at  any place, or permit  any  Inventory  or

Equipment  to  be  located anywhere other  than  at  the  address indicated  beneath  the signature of the Company  to  the  Credit

Agreement or at one of the locations identified in Annex 2 hereto or  in  transit from one of such locations to another  (or,  with respect to Inventory, in transit from one of such locations to  a customer  of the Company) or (ii) change its corporate  name,  or the name under which it does business, from the name shown on the signature page hereto.



         4.08      Private Sale.  The Bank shall incur no liability as a
                   ------------
result of the sale of the Collateral, or any part thereof, at any private  sale  pursuant  to Section 4.05 hereof  conducted  in  a commercially  reasonable manner.  The Company hereby  waives  any claims  against the Bank arising by reason of the fact  that  the price  at  which  the Collateral may have been  sold  at  such  a private  sale  was  less  than the price which  might  have  been obtained  at a public sale or was less than the aggregate  amount of  the  Secured Obligations, even if the Bank accepts the  first offer received and does not offer the Collateral to more than one offeree.


         4.09      Application of Proceeds.  Except as otherwise herein
                   -----------------------
expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto,

and  any  other  cash  at the time held by the  Bank  under  this

Section 4, shall be applied by the Bank:



         First,  to the payment of the costs and expenses  of  such
         -----
collection,  sale  or  other realization, including  reasonable out-of-pocket costs and expenses of the Bank and the  fees  and expenses  of  its  agents and counsel, and  all  expenses,  and advances made or incurred by the Bank in connection therewith;


         Next,  to  the payment in full of the Secured Obligations; and
         ----


==========================================================================


         Finally,  to the payment to the Company, or its successors
         -------
or  assigns,  or  as  a  court  of competent  jurisdiction  may direct, of any surplus then remaining.


As  used  in this Section 5, "proceeds" of Collateral shall  mean
                              --------
cash,  securities and other property realized in respect of,  and distributions  in  kind  of, Collateral,  including  any  thereof received  under any reorganization, liquidation or adjustment  of debt  of  the Company or any issuer of or obligor on any  of  the

Collateral.


         4.10      Attorney-in-Fact.  Without limiting  any  rights  or
                   ----------------
powers  granted by this Agreement to the Bank while no  Event  of

Default  has occurred and is continuing, upon the occurrence  and during the continuance of any Event of Default the Bank is hereby appointed the attorney-in-fact of the Company for the purpose  of carrying  out  the provisions of this Section 4  and  taking  any action  and  executing any instruments which the  Bank  may  deem necessary  or advisable to accomplish the purposes hereof,  which appointment  as attorney-in-fact is irrevocable and coupled  with an  interest.  Without limiting the generality of the  foregoing,

so  long  as the Bank shall be entitled under this Section  4  to make  collections in respect of the Collateral,  the  Bank  shall have  the  right  and power to receive, endorse and  collect  all checks made payable to the order of the Company representing  any dividend,  payment,  or  other distribution  in  respect  of  the

Collateral or any part thereof and to give full discharge for the same.


         4.11      Perfection.   Prior  to  or  concurrently  with  the
                   ----------
execution  and delivery of this Agreement, the Company shall  (i)

file  such  financing  statements and  other  documents  in  such offices as the Bank may request to perfect the security interests granted by Section 3 of this Agreement, and (ii) deliver  to  the

Bank  all  certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.



         4.12      Termination.  When all Secured Obligations shall have
                   -----------
been paid in full and the Facilities of the Bank under the Credit

Agreement  shall have expired or been terminated, this  Agreement shall  terminate,  and  the  Bank shall  forthwith  cause  to  be assigned, transferred and delivered, against receipt but  without

any   recourse,   warranty  or  representation  whatsoever,   any

remaining Collateral and money received in respect thereof, to or on  the  order of the Company.  The Bank shall also  execute  and deliver  to  the  Company  upon  such  termination  such  Uniform

Commercial   Code   termination   statements   and   such   other

documentation as shall be reasonably requested by the Company  to

effect   the  termination  and  release  of  the  Liens  on   the

Collateral.


         4.13      Expenses.  The Company agrees to pay to the Bank all
                   --------
out-of-pocket expenses (including reasonable expenses  for  legal services  of  every kind) of, or incident to, the enforcement  of any  of  the provisions of this Section 4, or performance by  the

Bank  of  any  obligations  of the  Company  in  respect  of  the

Collateral which the Company has failed or refused to perform, or any  actual  or  attempted  sale, or any  exchange,  enforcement,



============================================================================


collection,  compromise or settlement in respect of  any  of  the

Collateral,  and for the care of the Collateral and defending  or asserting  rights and claims of the Bank in respect  thereof,  by litigation or otherwise, including expenses of insurance, and all such  expenses shall be Secured Obligations to the  Bank  secured under Section 3 hereof.



         4.14      Further  Assurances.  The Company agrees that,  from
                   -------------------
time  to  time upon the written request of the Bank, the  Company will execute and deliver such further documents and do such other acts and things as the Bank may reasonably request in order fully to effect the purposes of this Agreement.



         4.15      Collateral   Audit.   The  Company   shall   permit
                   ------------------
representatives of the Bank to undertake an annual audit  of  the

Collateral, and the Company agrees to pay all reasonable expenses of the Bank incurred in connection therewith.


         Section 5.     Miscellaneous.
                        -------------

         5.01      No Waiver.  No failure on the part of the Bank or any
                   ---------
of  its agents to exercise, and no course of dealing with respect to,  and  no  delay  in exercising, any right,  power  or  remedy hereunder shall operate as a waiver thereof; nor shall any single or  partial  exercise by the Bank or any of  its  agents  of  any right,  power or remedy hereunder preclude any other  or  further exercise  thereof or the exercise of any other  right,  power  or remedy.  The remedies herein are cumulative and are not exclusive of any remedies provided by law.


         5.02      Governing Law.   This Agreement shall be governed by,
                   -------------
and  construed in accordance with, the law of the  State  of  New

York.


         5.03      Notices.  All notices, requests, consents and demands
                   -------
hereunder   shall   be   in  writing  and  telexed,   telecopied,

telegraphed, cabled or delivered to the intended recipient at its address  or telex number specified pursuant to Section  10.02  of the  Credit Agreement and shall be deemed to have been  given  at the times specified in said Section 10.02.


         5.04      Waivers,  etc.  The terms of this Agreement  may  be
                   --------------
waived, altered or amended only by an instrument in writing  duly executed  by  the  Company and the Bank.  Any such  amendment  or waiver shall be binding upon the Bank, each holder of any Secured

Obligation and the Company.


         5.05      Successors  and  Assigns.  This Agreement  shall  be
                   ------------------------
binding   upon  and  inure  to  the  benefit  of  the  respective

successors and assigns of the Company, the Bank, and each  holder of  the  Secured Obligations (provided, however, that the Company shall  not  assign or transfer its rights hereunder  without  the prior written consent of the Bank).



===========================================================================

         5.06      Counterparts.  This Agreement may be executed in any
                   ------------
number  of  counterparts, all of which together shall  constitute one  and  the same instrument and any of the parties  hereto  may execute this Agreement by signing any such counterpart.


         5.07      Agents.    The   Bank   may   employ   agents   and
                   ------
attorneys-in-fact  in  connection  herewith  and  shall  not   be

responsible  for the negligence or misconduct of any such  agents or attorneys-in-fact selected by it in good faith.


         5.08      Severability.  If any provision hereof is invalid and
                   ------------
unenforceable  in any jurisdiction, then, to the  fullest  extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed  in  favor  of  the Bank in  order  to  carry  out  the intentions of the parties hereto as nearly as may be possible and

(ii)  the invalidity or unenforceability of any provision  hereof

in   any   jurisdiction  shall  not  affect   the   validity   or

enforceability of such provision in any other jurisdiction.

                          --------------


=========================================================================



                                             _
         IN  WITNESS WHEREOF, the parties hereto have caused  this

Security  Agreement to be duly executed as of the  day  and  year first above written.



                           ANNTAYLOR GLOBAL SOURCING, INC.


                           By /s/
                             _________________________

                           Name:

                           Title:



                           Address for Notices:

                           142 West 57th Street

                           New York, NY  10019


                           Telecopy: (212)



                           THE HONGKONG AND SHANGHAI BANKING

                           CORPORATION LIMITED, NEW YORK BRANCH



                           By /s/
                             _______________________

                           Name:     Ian Wright

                           Title:    Vice President



                           Address for Notices:

                           140 Broadway

                           New York, NY  10005

                           Attention:     NYK CBU TRS



                           Telecopy: (212) 658-2813


============================================================================

                                                           ANNEX 1



                        LIST OF PLEDGED STOCK

                               NONE












============================================================================

                                                           ANNEX 2



                       LIST OF LOCATIONS


AnnTaylor Global Sourcing, Inc.

414 Chapel Street

New Haven, CT  06511



Louisville Distribution Center

7101 Distribution Drive

Louisville, KY  40258



Flag Trucking Services Company

5 Dwight Place

Fairfield, NJ  07006



SSCI

1072 West Side Avenue

Jersey City, NJ  07306



Summit Transportation

Building 40

Hackensack Avenue

Kearny, NJ  07032



AnnTaylor Global Sourcing, Inc.

1372 Broadway

New York, New York  10018



AnnTaylor Global Sourcing, Inc.

142 West 57th Street

New York, NY  10019



Freight-A-Ranger

3275 Alum Creek Drive

Columbus, OH  43207